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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                                October 26, 1999

                        VOICESTREAM WIRELESS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


                                   Washington
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                 (State or Other Jurisdiction of Incorporation)


           000-25441                                  91-1956183
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   (Commission File Number)               (IRS Employer Identification No.)


                              3650 131st Avenue SE
                               Bellevue, WA 98006
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (425) 586-8700
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

On October 25, 1999, VoiceStream Wireless Corporation issued the following press release:

                              FOR IMMEDIATE RELEASE

             VOICESTREAM(R) WIRELESS ANNOUNCES PRIVATE NOTE OFFERING

    BELLEVUE, Wash. (October 25, 1999) -- VoiceStream Wireless Corporation (NASDAQ: VSTR), a leading provider of personal communications services, announced today that it plans to privately offer approximately $1.0 billion equivalent of senior notes and senior discount notes (the "Notes"). VoiceStream plans to use the proceeds from the offering for working capital and general corporate purposes, including possible future acquisitions and the repayment of $400 million principal amount of its 12% senior debentures due 2011. The Notes will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Act. VoiceStream Wireless Holding Corporation, a wholly owned subsidiary of VoiceStream which was formed for purposes of completing the previously announced reorganizations with Omnipoint Corporation and Aerial Communications, Inc., will, upon completion of either of such reorganizations, be the sole obligor of the Notes.

    Based in Bellevue, Wash., VoiceStream Wireless is a leading provider of wireless communications services in the western United States. VoiceStream Wireless provides personal communications services using the globally dominant GSM technology in eleven U.S. markets. In conjunction with joint ventures, VoiceStream provides PCS service in four additional markets. VoiceStream is also member of the North American GSM Alliance LLC. The GSM Alliance is a group of U.S. and Canadian digital wireless PCS carriers. The GSM Alliance helps provide seamless GSM wireless communications for their customers in more than 3,500 U.S. and Canadian cities and towns as well as international service.

FOR FURTHER INFORMATION CONTACT:
Investment Community:                              Media:
Ken Prussing                                       John Snyder
VoiceStream Wireless Corporation                   Snyder Buscher Group
(877) 853-8682                                     (206) 652-9704
ken.prussing@VoiceStream.com                       jsnyder@sbgir.com
www.voicestream.com                                -----------------
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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          VOICESTREAM WIRELESS CORPORATION

                                          Dated:  October 26, 1999

                                          By /s/ Alan R. Bender
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                                          Alan R. Bender
                                          Executive Vice President,
                                          General Counsel and Secretary